Exhibit 99.1

The Digital Engagement Company

Bridgeline Announces Earnings for Second Quarter of Fiscal 2019

Bridgeline acquires Celebros and OrchestraCMS

Burlington, Mass., May 15, 2019 - Bridgeline Digital, Inc. (NASDAQ: BLIN), The Digital Engagement Company™, today announced financial results for its fiscal second quarter ended March 31, 2019.

“One of Bridgeline’s focus in 2019 is to reduce customer acquisition cost through strategic expansion of its customer base and product suite in the crowded Marketing Technology sector. Bridgeline has made two strategic acquisitions; we acquired the Celebros assets from SeeVolution and the OrchestraCMS assets from Stantive. These acquisitions include over 100 new customers with strong gross margin and annual recurring revenue,” said Ari Kahn, Bridgeline’s President and Chief Executive Officer. “The acquisitions include exciting new technologies such as eCommerce search with Natural Language Processing Artificial Intelligence and 100% native Salesforce.com integration. They also launch a strong partnership with Salesforce.com that we expect to help accelerate sales.”

Second Quarter Summary:

●	Subscription and perpetual license revenue was $1.0 million in the second quarter of fiscal 2019, compared to $1.5 million in the second quarter of fiscal 2018.

●	Recurring revenue was $1.3 million in the second quarter of fiscal 2019, compared to $1.7 million in the second quarter of fiscal 2018.

●	SaaS revenue was $940,000 in the second quarter of fiscal 2019, compared to $1.3 million in the second quarter of fiscal 2018.

●	Hosting revenue was $241,000 in the second quarter of fiscal 2019, compared to $293,000 in the second quarter of fiscal 2018.

●	Services revenue was $911,000 in the second quarter of fiscal 2019, compared to $1.9 million in the second quarter of fiscal 2018.

●

Operating expenses, excluding restructuring and acquisition-related expenses of $304,000, were $2.5 million in the second quarter of fiscal 2019, compared to $2.3 million in the second quarter of fiscal 2018.

●	We recorded a non-cash charge to interest expense of $10.3 million related to the allocation of proceeds from the sale of Series C Preferred Stock and associated warrants.

Year to Date Summary:

●	Subscription and perpetual license revenue was $2.1 million in the first six months of fiscal 2019, compared to $3.1 million in the first six months of fiscal 2018.

●	Recurring revenue was $2.4 million in the first six months of fiscal 2019, compared to $3.6 million in the first six months of fiscal 2018.

●	SaaS revenue was $1.7 million in the first six months of fiscal 2019, compared to $2.8 million in the first six months of fiscal 2018.

●	Hosting revenue was $498,000 in the first six months of fiscal 2019, compared to $596,000 in the first six months of fiscal 2018.

●	Services revenue was $2.0 million in the first six months of fiscal 2019, compared to $4.0 million in the first six months of fiscal 2018.

●

Operating expenses, excluding restructuring and acquisition-related expenses of $304,000, and a goodwill impairment charge of $3.7 million, were reduced to $4.5 million in the first six months of fiscal 2019 compared to $4.6 million the first six months of fiscal 2018.

●	We recorded a non-cash charge to interest expense of $10.3 million related to the allocation of proceeds from the sale of Series C Preferred Stock and associated warrants.

Financial Results

Second Quarter

Revenue for the second quarter of fiscal 2019 was $2.2 million, compared to $3.7 million in the second quarter of fiscal 2018. Subscription and perpetual license revenue was $1.0 million in the second quarter of fiscal 2019, compared to $1.5 million in the second quarter of fiscal 2018. Recurring revenue was $1.3 million in the second quarter of fiscal 2019, compared to $1.7 million in the second quarter of fiscal 2018. SaaS revenue was $940,000 in the second quarter of fiscal 2019, compared to $1.3 million in the second quarter of fiscal 2018. Hosting revenue was $241,000 in the second quarter of fiscal 2019, compared to $293,000 in the second quarter of fiscal 2018. Services revenue was $911,000 in the second quarter of fiscal 2019, compared to $1.9 million in the second quarter of 2018.

Operating expenses, excluding restructuring and acquisition-related expenses of 304,000, were $2.5 million in the second quarter of fiscal 2019, compared to $2.3 million in the second quarter of fiscal 2018. Loss from Operations, excluding restructuring and acquisition-related expenses of $304,000 was $1.7 million in the second quarter of fiscal 2019, compared to $435,000 in the second quarter of fiscal 2018.

Net loss, excluding restructuring and acquisition-related expenses of $304,000, a non-cash charge to extinguish debt of $221,000, and a non-cash charge to interest expense for the fair value allocation of the Preferred C Stock warrants of $10.3 million, was $1.7 million in the second quarter of fiscal 2019, compared to a net loss of $499,000 in the second quarter of fiscal 2018.

Adjusted EBITDA was a loss of $1.5 million in the second quarter of fiscal 2019, compared to a loss of $185,000 in the second quarter of fiscal 2018.

Year to Date

Revenue for the first six months of fiscal 2019 was $4.6 million, compared to $7.7 million in the first six months of fiscal 2018. Subscription and perpetual license revenue was $2.1 million in the first six months of fiscal 2019, compared to $3.1 million in the first six months of fiscal 2018. Recurring revenue was $2.4 million in the first six months of fiscal 2019, compared to $3.6 million in the first six months of fiscal 2018. SaaS revenue was $1.7 million in the first six months of fiscal 2019, compared to $2.8 million in the first six months of fiscal 2018. Hosting revenue was $498,000 for the first six months of fiscal 2019, compared to $596,000 in the first six months of fiscal 2018. Services revenue was $2.0 million in the first six months of fiscal 2019, compared to $4.0 million in the first six months of fiscal 2018.

Operating expenses, excluding restructuring and acquisition-related expenses of $304,000, and a goodwill impairment charge of $3.7 million, were reduced to $4.5 million in the first six months of fiscal 2019, compared to $4.6 million in the first six months of fiscal 2018. Loss from Operations, excluding restructuring and acquisition-related expenses of $304,000, and a goodwill impairment charge of $3.7 million, was $2.7 million in the first six months of fiscal 2019, compared to $778,000 in the first six months of fiscal 2018.

Net loss, excluding restructuring and acquisition-related expenses of $304,000, a goodwill impairment charge of $3.7 million, a non-cash charge to extinguish debt of $221,000, and a non-cash charge to interest expense for the fair value allocation of the Preferred C Stock warrants of $10.3 million, was $2.9 million in the first six months of fiscal 2019, compared to a net loss of $929,000 in the first six months of fiscal 2018.

Adjusted EBITDA was a loss of $2.4 million in the first six months of fiscal 2019, compared to a loss of $279,000 in the first six months of fiscal 2018.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP adjusted net income/(loss), non-GAAP adjusted earnings/(loss) per diluted share, Adjusted EBITDA and Adjusted EBITDA per diluted share.

Non-GAAP adjusted net income/(loss) and non-GAAP adjusted earnings/(loss) per diluted share are calculated as net income/(loss) or net income/(loss) per share on a diluted basis, excluding, where applicable, amortization of intangible assets, stock-based compensation, goodwill impairment charges, restructuring and acquisition-related costs, preferred stock dividends and any related tax effects.

Adjusted EBITDA and Adjusted EBITDA per diluted share are defined as earnings before interest, taxes, depreciation and amortization, stock-based compensation charges, goodwill impairment charges, restructuring and acquisition-related costs, early extinguishment of debt, preferred stock dividends and any related tax effects. Bridgeline uses non-GAAP adjusted net income/(loss) and Adjusted EBITDA as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”).

Bridgeline’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definitions of non-GAAP adjusted net income/(loss) and Adjusted EBITDA may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that non-GAAP adjusted net income and Adjusted EBITDA have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," or similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the weakness in the U.S. and international economies on our business, our inability to manage our future growth effectively or profitably, fluctuations in our revenue and quarterly results, our license renewal rate, the impact of competition and our ability to maintain margins or market share, the limited market for our common stock, the volatility of the market price of our common stock, the ability to maintain our listing on the NASDAQ Capital market, the ability to raise capital, the performance of our products, our ability to respond to rapidly evolving technology and customer requirements, our ability to protect our proprietary technology, the security of our software, our dependence on our management team and key personnel, our ability to hire and retain future key personnel, or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We expressly disclaim any obligation to update any forward-looking statement.

About Bridgeline Digital

Bridgeline Digital, The Digital Engagement Company™, helps customers maximize the performance of their full digital experience from websites and intranets to online stores and campaigns. Bridgeline’s Unbound platform is a Digital Experience Platform that deeply integrates Web Content Management, eCommerce, Marketing Automation, Site Search, Authenticated Portals, Social Media Management, Translation and Web Analytics to help the goal of assisting marketers to help organizations deliver digital experiences that attract, engage, nurture and convert their customers across all channels and streamline business operations. Headquartered in Burlington, Mass., Bridgeline has thousands of quality customers that range from small- and medium-sized organizations to Fortune 1000 companies. To learn more, please visit www.bridgeline.com or call (800) 603-9936.

Contact:

Company Contact

Bridgeline Digital, Inc.

Carole A. Tyner

Chief Financial Officer

(781) 497-3020

ctyner@bridgeline.com

BRIDGELINE DIGITAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 31		March 31
	2019	2018	2019	2018
Reconciliation of GAAP net loss to non-GAAP adjusted net loss:
GAAP net loss	$(12,600)	$(757)	$(17,634)	$(1,262)
Amortization of intangible assets	62	71	66	143
Stock-based compensation	38	122	135	247
Goodwill impairment charge	-	-	3,732	-
Restructuring and acquisition related charges	304	181	304	181
Preferred stock dividends	78	77	157	152
Non-GAAP adjusted net loss	$(12,118)	$(306)	$(13,240)	$(539)

Reconciliation of GAAP net loss per diluted share to non-GAAP adjusted net loss per diluted share:
GAAP net loss per share	$(41.52)	$(8.95)	$(67.36)	$(14.98)
Amortization of intangible assets	0.20	0.84	0.25	1.70
Stock-based compensation	0.13	1.44	0.52	2.93
Goodwill impairment charge	-	-	14.26	-
Restructuring and acquisition related charges	1.00	2.14	1.16	2.15
Preferred stock dividends	0.26	0.91	0.60	1.80
Non-GAAP adjusted net loss per diluted share	$(39.93)	$(3.62)	$(50.57)	$(6.40)

Reconciliation of GAAP net loss to Adjusted EBITDA:
GAAP net loss	$(12,600)	$(757)	$(17,634)	$(1,262)
Provision for income tax	-	-	4	1
Interest expense, net	10,330	75	10,547	161
Unamortized debt discount / extinguishment of debt	221	-	221	-
Amortization of intangible assets	62	71	66	143
Depreciation	14	29	34	65
Goodwill impairment charge	-	-	3,732	-
Restructuring and acquisition related charges	304	181	304	181
Other amortization	7	17	22	33
Stock-based compensation	38	122	135	247
Preferred stock dividends	78	77	157	152
Adjusted EBITDA	$(1,546)	$(185)	$(2,412)	$(279)

Reconciliation of GAAP net loss per diluted share to Adjusted EBITDA per diluted share:
GAAP net loss per share	$(41.52)	$(8.95)	$(67.36)	$(14.98)
Provision for income tax	-	-	0.02	0.01
Interest and other expense, net	34.04	0.89	40.29	1.91
Unamortized debt discount / extinguishment of debt	0.73	-	0.84	-
Amortization of intangible assets	0.20	0.84	0.25	1.70
Depreciation	0.05	0.34	0.13	0.77
Goodwill impairment charge	-	-	14.26	-
Restructuring and acquisition related charges	1.00	2.14	1.16	2.15
Other amortization	0.02	0.20	0.08	0.39
Stock-based compensation	0.13	1.44	0.52	2.93
Preferred stock dividends	0.26	0.91	0.60	1.81
Adjusted EBITDA per diluted share	$(5.09)	$(2.19)	$(9.21)	$(3.31)

BRIDGELINE DIGITAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	March 31		March 31
	2019	2018	2019	2018
Revenue:
Digital engagement services	$911	$1,921	$1,984	$3,981
Subscription and perpetual licenses	1,044	1,499	2,089	3,105
Managed service hosting	241	293	498	596
Total revenue	2,196	3,713	4,571	7,682

Cost of revenue:
Digital engagement services	579	1,292	1,434	2,689
Subscription and perpetual licenses	753	513	1,176	993
Managed service hosting	75	86	138	166
Total cost of revenue	1,407	1,891	2,748	3,848
Gross profit	789	1,822	1,823	3,834

Operating expenses:
Sales and marketing	1,001	878	1,815	1,908
Support	144	72	235	146
General and administrative	744	795	1,431	1,531
Research and development	489	408	907	815
Depreciation and amortization	78	104	104	212
Goodwill impairment charge	-	-	3,732	-
Restructuring and acquisition-related	304	181	304	181
Total operating expenses	2,760	2,438	8,528	4,793
Loss from operations	(1,971)	(616)	(6,705)	(959)
Interest and other expense, net	(10,330)	(64)	(10,547)	(150)
Unamortized debt discount / extinguishment of debt	(221)	-	(221)	-
Loss before income taxes	(12,522)	(680)	(17,473)	(1,109)
Income Taxes	-	-	4	1
Net loss	$(12,522)	$(680)	$(17,477)	$(1,110)
Dividends on convertible preferred stock	(78)	(77)	(157)	(152)
Net loss applicable to common shareholders	$(12,600)	$(757)	$(17,634)	$(1,262)

Net loss per share attributable to common shareholders:
Basic and diluted	$(41.52)	$(8.95)	$(67.36)	$(14.98)
Number of weighted average shares outstanding:
Basic and diluted	303,443	84,543	261,800	84,274

BRIDGELINE DIGITAL, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share and per share data)
(Unaudited)

	March 31	September 30
	2018	2018
ASSETS

Current Assets:
Cash and cash equivalents	$1,615	$644
Accounts receivable and unbilled revenues, net	2,550	1,721
Prepaid expenses	1,552	452
Other current assets	523	21
Total current assets	6,240	2,838

Property and equipment, net	327	80
Intangible assets, net	3,988	20
Goodwill	5,346	7,782
Other assets	214	280
Total assets	$16,115	$11,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,454	$1,577
Accrued liabilities	805	580
Debt, current portion	-	1,017
Deferred revenue	1,352	594
Total current liabilities	3,611	3,768

Debt, net of current portion	-	2,574
Warrant liabilities	20,622	-
Other long-term liabilities	27	234
Total liabilities	24,260	6,576

Commitments and contingencies

Stockholders' equity:
Preferred stock - $0.001 par value; 1,000,000 shares authorized;
Series C Convertible Preferred Stock:
11,000 shares authorized at March 31, 2019	-	-
Series A Convertible Preferred Stock:
264,000 and 262,310 at March 31, 2019 and 264,000 and 262,364 at September 30, 2018 issued and outstanding (liquidation preference $2,624 at March 31, 2019)	-	-
Common stock - $0.001 par value; 50,000,000 shares authorized;
324,826 at March 31, 2019 and 84,005 at September 30, 2018 issued and outstanding	-	-
Additional paid-in-capital	71,541	66,553
Accumulated deficit	(79,334)	(61,778)
Accumulated other comprehensive loss	(352)	(351)
Total stockholders' equity	(8,145)	4,424
Total liabilities and stockholders' equity	$16,115	$11,000